Nature of Business and Basis of Presentation (Tables)	6 Months Ended
Oct. 31, 2015
Nature of Business and Basis of Presentation [Abstract]
Summary Of The Changes In The Redeemable Noncontrolling Interests

	Three Months Ended	Six Months Ended
	October 31,	October 31,
(in millions)	2015	2015
Beginning of period	$-	$-
Increase due to business combination	125.0	125.0
Net loss attributable to redeemable noncontrolling interests	(1.1)	(1.1)
Redemption value adjustment	3.9	3.9
End of period	$127.8	$127.8